UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2025

FLORA GROWTH CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-40397	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3230 W. Commercial Boulevard, Suite 180
 Fort Lauderdale, Florida, United States 33309
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (954) 842-4989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	FLGC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Flora Growth Corp., a corporation organized under the laws of the Province of Ontario (the "Company") held its 2025 Special Meeting of Shareholders (the "Meeting") on December 19, 2025.

The 2022 Plan Amendment

At the Meeting, the Company's shareholders approved an amendment (the "2022 Plan Amendment") of the Company's 2022 Incentive Compensation Plan, as amended on June 6, 2023, August 14, 2024 and June 30, 2025 (the "2022 Plan") to (i) increase the number of common shares of the Company (the "Common Shares") issuable thereunder from 115,385 to 1,506,892 and (ii) increase the number of Incentive Stock Options (as defined in the 2022 Plan) issuable thereunder from 21,795 to 847,843.

The 2022 Plan Amendment became effective immediately upon shareholder approval at the Meeting. A more complete summary of the terms of the 2022 Plan Amendment is set forth in "Proposal 3: Approval of Amendment to the 2022 Plan" in the Company's definitive proxy statement filed with the Securities and Exchange Commission on November 4, 2025 (the "Proxy Statement"), which description and text are incorporated herein by reference.

The foregoing description of the terms of the 2022 Plan Amendment and the description thereof incorporated by reference from the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2022 Plan, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Stock Option Grants to CEO, CFO and Executive Chairman

Subsequent to the approval of the 2022 Plan Amendment, the independent members of the board of directors of the Company (the "Board") granted stock options (the "Stock Option Grants") pursuant to the 2022 Plan, as amended by the 2022 Plan Amendment to the Company's Chief Executive Officer, Chief Financial Officer and Executive Chairman consistent with the disclosure set forth in "Executive Compensation - Employment and Consulting Agreements, Arrangements or Plans - Daniel-Faria Employment Agreement, - Chief Financial Officer Employment Agreement and - Executive Chairman Employment Agreement" in the Definitive Proxy Statement for the Meeting.  The Form of Stock Option Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, is incorporated herein by reference. The Stock Option Grants were issued in lieu of the stock options contemplated in Proposal No. 4 in the Proxy Statement for the Meeting.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The final voting results for the proposals submitted to a vote of the Company's shareholders at the Meeting are as follows:

Proposal 1: Give the Board the authority, at its discretion, to file Articles of Amendment to the Company's amended and restated Articles of Incorporation to change the name of the Company to "ZeroStack Corp." or to such other name as the Board, in its sole discretion, determines to be appropriate.

For	Against	Abstentions
307,327	53,559	1,695

Proposal 2: Give the Board the authority, at its discretion, to file Articles of Amendment to the Company's amended and restated Articles of Incorporation to create a new class of preferred shares, issuable in series, and to provide for the rights, privileges, restrictions and conditions attaching to the Common Shares and the preferred shares, as a class.

			Broker
For	Against	Abstentions	Non-Votes
165,494	32,278	435	164,374

Proposal 3: Approval of the 2022 Plan Amendment to the 2022 Plan, to (i) increase the number of Common Shares issuable thereunder from 115,385 to 10% of the fully diluted Common Shares as of the date the shareholders approve the 2022 Plan Amendment and (ii) increase the number of Incentive Stock Options issuable thereunder from 21,795 to the lower of (A) 2,000,000 and (B) the number of Common Shares issued and outstanding as of the date the shareholders approve the 2022 Plan Amendment.

			Broker
For	Against	Abstentions	Non-Votes
167,124	30,477	606	164,374

Proposal 4: Approval of the grant of stock options to the Company's Chief Executive Officer, Chief Financial Officer, and Executive Chairman.

			Broker
For	Against	Abstentions	Non-Votes
166,325	30,688	1,194	164,374

Proposal 5: Approval of, for purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), the issuance of Common Shares underlying pre-funded warrants and warrants sold in the Company's private placement transactions entered into by the Company with certain investors, pursuant to securities purchase agreements, dated on or about September 19, 2025 (the "September 2025 Private Placement").

			Broker
For	Against	Abstentions	Non-Votes
53,843	27,150	874	164,374

Proposal 6: Approval of, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of Common Shares underlying the convertible note issued to DeFi Development Corp in the Company's September 2025 Private Placement.

			Broker
For	Against	Abstentions	Non-Votes
53,843	27,076	897	164,374

Proposal 7: Approval of, for purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), the issuance of Common Shares underlying the convertible note issued to Zero Gravity Labs Inc. in the Company's September 2025 Private Placement

			Broker
For	Against	Abstentions	Non-Votes
54,609	27,033	225	164,374

Proposal 8: Give the Board the authority, at its discretion, to file Articles of Amendment to the Company's amended and restated Articles of Incorporation to effect a forward share split of the Company's outstanding Common Shares, at a ratio between 2:1 to 10:1, without reducing the authorized number of Common Shares, to be effected, if at all, in the sole discretion of the Board at any time within one year of the date of the Meeting without further approval or authorization of our shareholders.

For	Against	Abstentions
280,700	70,061	11,820

Proposal 9: Approval of one or more adjournments or postponements of the Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Meeting to approve one or more of Proposals Nos. 1-8 at the time of such adjournment or postponement or if otherwise determined by the chairperson of the Meeting to be necessary or appropriate.

For	Against	Abstentions
280,588	80,155	1,838

Based on the foregoing votes, Proposals 1, 2, 3, 4, 5, 6, 7, 8 and 9 were approved. No other proposals were submitted for shareholder approval at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

4.1	2022 Incentive Compensation Plan, as amended on June 6, 2023, August 14, 2024, June 30, 2025 and December 19, 2025

10.1	Form of Stock Option Agreement, dated December 19, 2025

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORA GROWTH CORP.

Date: December 22, 2025	By:	/s/ Dany Vaiman
	Name:	Dany Vaiman
	Title:	Chief Financial Officer